UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2011

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.
(Name of small business issuer in its charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

Copies of Communications to:
Alfred V. Greco, PLLC
199 Main Street
Suite 706
White Plains, NY 10601
Telephone: (914) 682-3030
Fax: (914) 682-3035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Pursuant to Special Meeting of the Board of Directors at which a quorum was present, the Board of Directors nominated and appointed David LaVance, who is a recently elected sitting director, to be the Company’s Executive Chairman and Thomas S. Gifford, currently a financial consultant to our Company to be its Chief Financial Officer. William Prince the Company’s former Chairman and CEO will remain as President. The appointments are to become effective on May 22, 2011 and are subject to mutually acceptable agreements to be negotiated between the Board and each appointee.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:	/s/ William E. Prince
William E. Prince, President

Dated: May 13, 2011